UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2016

AECOM

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-52423 (Commission File Number)	61-1088522 (IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2600
Los Angeles, California 90067
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2016, AECOM (the “Company”) entered into Amendment No. 3 to Credit Agreement and Amendment No. 1 to Security Agreement (“Amendment No. 3”) that amended the Company’s Credit Agreement, dated as of October 17, 2014 (as amended from time to time, including by Amendment No. 3, the “Credit Agreement”) among the Company, certain of its subsidiaries, certain lenders and Bank of America, N.A., as administrative agent and as a lender.

Amendment No. 3 amends the Credit Agreement, among other things, by

(1) lowering the applicable interest rate margins for the term loan A facilities and the revolving credit facility, and lowering the applicable letter of credit fees and commitment fees thereunder, in each case at the consolidated leverage levels set forth in Amendment No. 3;

(2) extending the term of the term loan A facilities and the revolving credit facility from October 17, 2019 to September 29, 2021;

(3) adding a new delayed draw term loan A facility tranche in the amount of $185.0 million, the proceeds of which are anticipated to be used to pay off existing senior unsecured notes due in 2017 issued by certain of the Company’s subsidiaries;

(4) terminating the existing $500 million performance letter of credit facility and adding a $500 million basket to enter into secured letters of credit outside the Credit Agreement; and

(5) giving the Company additional operational flexibility with respect to certain covenants as well as investments in its AECOM Capital business.

The foregoing description of Amendment No. 3 is qualified in its entirety by reference to the full text of Amendment No. 3, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 herein is hereby incorporated in its entirety into Item 2.03 by reference.

Item 8.01.                Other Events

On September 29, 2016, AECOM issued a press release announcing the amendments to its credit facilities described above.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits

10.1                        Amendment No. 3 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of September 29, 2016, among the Company, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer.

99.1                        Press Release, dated September 29, 2016, entitled “AECOM Announces Amendment to Existing Credit Facilities.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Date: September 29, 2016	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Assistant General Counsel

EXHIBIT INDEX

EXHIBIT

10.1

Amendment No. 3 to Credit Agreement and Amendment No. 1 to the Security Agreement, dated as of September 29, 2016, among the Company, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer.

99.1	Press Release, dated September 29, 2016, entitled “AECOM Announces Amendment to Existing Credit Facilities.”